                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 30, 1999


                       CONSECO FINANCE SECURIZATIONS CORP.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware              [333-85037 and 33-85037-01]          41-1807858
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(State or other jurisdiction          (Commission               (IRS employer
   of incorporation)                  file number)           identification No.)



  1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
  ----------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (651) 293-3400
                                                           --------------


                                 Not Applicable
          -----------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 5.  Other Events.

         On November 30, 1999, the Registrant sold approximately $105,000,000 of Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1999-6 (the "Certificates"), evidencing beneficial ownership interests in a trust (the "Trust") consisting of a pool (the "Contract Pool") of manufactured housing installment sale contracts and installment loan agreements (collectively, the "Contracts") and certain related property conveyed by Conseco Finance Corp.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.

Item 7.  Financial Statements and Exhibits.

         (a)    Financial statements of businesses acquired.

                Not applicable.

         (b)    Pro forma financial information.

                Not applicable.
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         (c)    Exhibits.

                The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



                Exhibit No.   Description
                -----------   -----------
                    4.1       Pooling and Servicing Agreement between Conseco
                              Finance Corp., as Seller, Conseco Finance Corp. as
                              Originator, Servicer and Gaurantor, and U.S. Bank
                              National Association, as Trustee, dated as of November 1, 1999, relating to Manufactured Housing
                              Contract Senior/Subordinate Pass-Through
                              Certificates, Series 1999-6.

                    4.2 Transfer Agreement between Conseco Finance Corp., as Seller, and Conseco Finance Securitizations Corp., as Purchaser, dated as of November 1, 1999.

                    5.1 Opinion of Dorsey & Whitney LLP with respect to legality

                    8.1 Opinion and Consent of Dorsey & Whitney LLP with respect to tax matters.
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 1999
                                    CONSECO FINANCE SECURITIZATIONS CORP.
                                        as originator of Manufactured Housing
                                        Contract Senior/Subordinate Pass-Through
                                        Certificates Trust 1999-6



                                    By: /s/ Phyllis A. Knight
                                        ---------------------------------------
                                        Phyllis A. Knight
                                        Senior Vice President and Treasurer